UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): August 4, 2005

Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including zip code)

(303) 837-1661
(Registrant's telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

        On August 4, 2005, Whiting Oil and Gas Corporation (“Whiting Oil and Gas”), a wholly-owned subsidiary of Whiting Petroleum Corporation (the “Company”), completed its purchase of the operated interest contained in producing oil and gas fields located in the Postle field in the Oklahoma Panhandle pursuant to a Purchase and Sale Agreement, dated effective as of July 1, 2005 (the “Purchase Agreement”), with Celero Energy, LP (the “Seller”) for a purchase price of $343 million in cash. The purchase was funded by borrowings under the Credit Agreement described in Item 2.03 of this report.

        A copy of the Purchase Agreement is filed as Exhibit 2 to this report and is incorporated by reference herein. The foregoing description of the Purchase Agreement and the transactions contemplated therein is qualified in its entirety by reference to such exhibit.

        Whiting Oil and Gas has also agreed to purchase from the Seller the operated interest contained in the producing oil and gas fields located in the North Ward Estes field in the Permian Basin of West Texas pursuant to a separate Purchase and Sale Agreement, dated effective as of July 1, 2005. The closing for the North Ward Estes field acquisition is expected to occur on October 4, 2005, subject to standard conditions to closing. At the October closing, Whiting Oil and Gas will pay the Seller $442 million in cash and the Company will issue to the Seller 441,500 shares of the Company’s common stock previously registered with the Securities and Exchange Commission pursuant to an effective acquisition shelf registration statement.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        The Company and Whiting Oil and Gas are parties to that certain Second Amended and Restated Credit Agreement with the financial institutions listed therein and JPMorgan Chase Bank, NA (as successor to Bank One, NA), as Administrative Agent, dated as of September 23, 2004, as amended (the “Credit Agreement”). Whiting Oil and Gas borrowed $343 million under the Credit Agreement to fund the acquisition of the Postle field oil and natural gas producing properties described in Item 2.01 of this report.

        The Credit Agreement and amendments thereto are filed as exhibits hereto and are incorporated by reference herein. For a discussion of the material terms of the Credit Agreement, see Part I, Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Credit Agreement” of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. The Company will file statements of revenues and direct operating expenses of the acquired business for the periods specified in Rule 3-05(b) of Regulation S-X, along with footnote disclosures of reserve quantities and the standardized measure of discounted future net cash flows pursuant to Statement of Financial Accounting Standards No. 69, in an amendment to this report to be filed not later than 71 calendar days after the date this report was filed.

(b)	Pro Forma Financial Information. The Company will furnish the pro forma financial information required pursuant to Article 11 of Regulation S-X in an amendment to this report to be filed not later than 71 calendar days after the date this report was filed.

(c)	Exhibits:

(2)	Purchase and Sale Agreement (Postle Field, Texas County, Oklahoma), dated effective as of July 1, 2005, by and between Whiting Oil and Gas Corporation and Celero Energy, LP. [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 26, 2005 (File No. 001-31899)]

(4.1)	Second Amended and Restated Credit Agreement, dated September 23, 2004, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA (as successor to Bank One, NA), as Administrative Agent [Incorporated by reference to Exhibit 4 of Petroleum Corporation’s Current Report on Form 8-K dated September 23, 2004 (File No. 001-31899)]

(4.2)	First Amendment to Second Amended and Restated Credit Agreement, dated as of April 11, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated April 11, 2005 (File No. 001-31899)].

(4.3)	Second Amendment to Second Amended and Restated Credit Agreement, effective as of July 25, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4 to Whiting Petroleum Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (File No. 001-31899)].

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: August 10, 2005	By: /s/ James J. Volker
James J. Volker
Chairman, President and
Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(2)	Purchase and Sale Agreement (Postle Field, Texas County, Oklahoma), dated effective as of July 1, 2005, by and between Whiting Oil and Gas Corporation and Celero Energy, LP [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 26, 2005 (File No. 001-31899)].

(4.1)	Second Amended and Restated Credit Agreement, dated September 23, 2004, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA (as successor to Bank One, NA), as Administrative Agent [Incorporated by reference to Exhibit 4 of Petroleum Corporation’s Current Report on Form 8-K dated September 23, 2004 (File No. 001-31899)]

(4.2)	First Amendment to Second Amended and Restated Credit Agreement, dated as of April 11, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated April 11, 2005 (File No. 001-31899)].

(4.3)	Second Amendment to Second Amended and Restated Credit Agreement, effective as of July 25, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4 to Whiting Petroleum Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (File No. 001-31899)].